PRIME OBLIGATIONS PORTFOLIO

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

PRIME OBLIGATIONS PORTFOLIO

SUPPLEMENT DATED DECEMBER 10, 2008 TO PROSPECTUS DATED APRIL 1, 2008

Effective as of the date hereof, Premier Shares are not being offered to investors.

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On December 3, 2008, the Board of Trustees of Northern Institutional Funds approved the participation by the Prime Obligations Portfolio (the “Portfolio”) in the extension (the “Extension”) of the U.S. Department of the Treasury’s Temporary Guaranty Program (“Program”) for money market funds. The Program protects the net asset value of certain shares of a shareholder of record in the Portfolio at the close of business on September 19, 2008. The guarantee provided pursuant to the Program would be triggered if the Portfolio’s market-based net asset value per share falls below $0.995 (a “Guarantee Event”). Upon the occurrence of a Guarantee Event, the Portfolio’s Board of Trustees must, in the absence of an intervening “cure” event, promptly initiate all actions necessary under state and federal law to commence liquidation of the Portfolio. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and $1.00 per share. The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered. Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be covered by this Program. Moreover, coverage cannot be reinstated if a covered shareholder closes its account after September 19 and then reopens it. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund, which as of October 31, 2008, was comprised of approximately $49 billion in assets.

The Extension terminates on April 30, 2009, but may be later extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department further extends the Program, the Board of Trustees will consider whether to continue to participate.

The Portfolio will bear the expense of its participation in the Program without regard to any expense caps currently in place and, therefore, all shareholders will bear such expense irrespective of the extent of their coverage. The fee for participation in the Extension is 0.015% of the net asset value of the Portfolio as of September 19, 2008.

Further information about the Program can be obtained at www.ustreas.gov. Any questions regarding the Portfolio’s participation in the Program should be addressed to Northern Trust at 800-637-1380.

This supplement, the above-referenced prospectus and the Portfolio itself are not in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

Please retain this Supplement with your prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerninstitutionalfunds.com	NIFSPTMPO 12/08

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS